                                 Exhibit 10.14

                                 EXHIBIT 10.14

                                PROMISSORY NOTE


$39,999                          Dallas, Texas                     May 15, 1998



     FOR VALUE RECEIVED, the undersigned, ________________, hereby promises to pay to the order of Rocky Mountain Chocolate Factory, Inc., a Colorado corporation ("Lender"), the principal sum of Thirty-Nine Thousand Nine Hundred Ninety-nine Dollars ($39,999), with interest on the unpaid balance thereof from the date hereof until maturity at the rate of seven and one-half percent (7 1/2%) per annum, both principal and interest payable as hereinafter provided in lawful money of the United States of America at 265 Turner Drive, Durango, Colorado, or at such other place as from time to time may be designated by the holder of this Note.

     All past due principal and/or interest (to the extent permitted by law) shall bear interest at the highest rate for which the undersigned may legally contract under applicable law or, if no such rate is designated under applicable law, at the rate of eighteen (18%) per annum.

     Interest on the unpaid principal balance of this Note shall be due and payable annually as it accrues on the 15th day of each May beginning May 15, 1999, and continuing regularly thereafter until May 15, 2003, on which date all unpaid principal of and accrued interest on this Note shall be due and payable.

     All funds advanced hereunder shall be used by the undersigned to purchase 8,000 shares of the common stock of Rocky Mountain Chocolate Factory, Inc. No funds advanced hereunder shall be used for personal, family or household purposes.

     This Note is secured by a Stock Pledge Agreement (the "Pledge Agreement") of even date herewith from the undersigned to Lender evidencing a security interest in certain personal property described therein. Upon the failure to pay any installment of the principal of or interest on this Note as above promised, or upon the occurrence of an "Event of Default" under the Pledge Agreement, the holder of this Note or any part thereof shall have the option of declaring the principal balance hereof and the interest accrued hereon to be immediately due and payable.

     The undersigned shall have the right to prepay, without penalty, at any time and from time to time prior to maturity, all or any part of the unpaid principal balance of this Note and/or all or any part of the unpaid interest accrued to the date of such prepayment, provided that any such principal thus paid is accompanied by accrued interest on such principal.

     It is the intent of the payee of this Note and the undersigned in the execution of this Note and all other instruments now or hereafter securing this Note to contract in strict compliance with applicable usury law. In furtherance thereof, the said payee and the undersigned stipulate and agree that none of the terms and provisions contained in this Note, or in any other instrument executed in connection herewith, shall ever be construed to create a contract to pay for the use, forbearance or detention of money, interest at a rate in excess of the maximum interest rate permitted to be charged by applicable law; that neither the undersigned nor any guarantors, endorsers or other parties now or hereafter becoming liable for payment of this Note shall ever be obligated or required to pay interest on this Note at a rate in excess of the maximum interest that may be lawfully charged under applicable law; and that the provisions of this paragraph shall control over all other provisions of this Note and any other instruments now or hereafter executed in connection herewith which may be in apparent conflict herewith. The holder of this Note expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of this Note is accelerated. If the maturity of this Note shall be accelerated for any reason or if the principal of this Note is paid prior to the end of the term of this Note, and as a result thereof the interest received for the actual period of existence of the loan evidenced by this Note exceeds the maximum rate permitted to be charged by applicable law, the holder of this Note shall, at its option, either refund to the undersigned the amount of such excess or credit the amount of such excess against the principal balance of this Note then outstanding and thereby shall render inapplicable any and all penalties of any kind provided by applicable law as a result of such excess interest. In the event that the said payee or any other holder of this Note shall contract for, charge or receive any amount or amounts and/or any other thing of value which are determined to constitute interest which would increase the effective interest rate on this Note to a rate in excess of that permitted to be charged by applicable law, an amount equal to interest in excess of the lawful rate shall, upon such determination, at the option of the holder of this Note, be either immediately returned to the undersigned or credited against the principal balance of this Note then outstanding, in which event any and all penalties of any kind under applicable law as a result of such excess interest shall be inapplicable. By execution of this Note the undersigned acknowledges that it believes the loan evidenced by this Note to be non-usurious and agrees that if, at any time, the undersigned should have reason to believe that such loan is in fact usurious, it will give the holder of this Note notice of such condition and the undersigned agrees that said holder shall have ninety (90) days in which to make appropriate refund or other adjustment in order to correct such condition if in fact such exists. The term "applicable law" as used in this Note shall mean the laws of the State of Colorado, as such laws now exist or may be changed or amended or come into effect in the future.

     Should the indebtedness represented by this Note or any part thereof be collected at law or in equity or through any bankruptcy, receivership, probate or other court proceedings or if this Note is placed in the hands of attorneys for collection after default, the undersigned and all endorsers, guarantors and sureties of this Note jointly and severally agree to pay to the holder of this
Note in addition to the principal and interest due and payable hereon all the costs and expenses of said holder in enforcing this Note including, without limitation, reasonable attorneys' fees and legal expenses.

     The undersigned and all endorsers, guarantors and sureties of this Note and all other persons liable or to become liable on this Note severally waive presentment for payment, demand, notice of demand and of dishonor and nonpayment of this Note, notice of intention to accelerate the maturity of this Note, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party, and agree to all renewals, extensions, modifications, partial payments, releases or substitutions of security, in whole or in part, with or without notice, before or after maturity.

     THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED FOR ALL PURPOSES BY THE LAW OF THE STATE OF COLORADO AND THE LAW OF THE UNITED STATES APPLICABLE TO TRANSACTIONS WITHIN SUCH STATE.




                                       ______________________________________
                                       [_____________________]

                             STOCK PLEDGE AGREEMENT


     THIS STOCK PLEDGE AGREEMENT (this "Agreement") is made as of May 15, 1998, by _______________________, an individual residing in the State of Colorado (herein called "Debtor"), in favor of Rocky Mountain Chocolate Factory, Inc., a Colorado corporation (herein called "Secured Party").

                                   RECITALS:

     1. Debtor has executed in favor of Secured Party that certain promissory note of even date herewith, payable to the order of Secured Party in the original principal amount of $39,999 (such promissory note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, being herein collectively called the "Note").

     2. It is a condition to Secured Party's obligation to advance funds pursuant to the Note that Debtor shall execute and deliver this Agreement to Secured Party.

     NOW, THEREFORE, in consideration of the premises, of the benefits which will inure to Debtor from Secured Party's extensions of credit under the Note, and of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, and in order to induce Secured Party to extend credit under the Note, Debtor hereby agrees with Secured Party as follows:

                                      AGREEMENTS

                       ARTICLE I -- DEFINITIONS AND REFERENCES

     Section 1.1. GENERAL DEFINITIONS. As used herein, the terms "Agreement", "Debtor", "Secured Party" and "Note" shall have the meanings indicated above, and the following terms shall have the following meanings:

     "COLLATERAL" means all property, of whatever type, which is described in
Section 2.1 as being at any time subject to a security interest granted hereunder to Secured Party.

     "EVENT OF DEFAULT" means the occurrence of any of the following: failure by Debtor to pay the Note in accordance with its terms (whether as a result of acceleration or otherwise); failure by Debtor to perform any act or duty required by this Agreement; any warranty or representation in this Agreement proves to have been untrue in any material respect when made; Debtor makes a general assignment for the benefit of creditors, allows the entry against him of a judgment, decree or order for relief by a court in an involuntary case commenced under any bankruptcy or insolvency law, or commences a voluntary case under any applicable bankruptcy or insolvency law; the death or incapacity of Debtor; or Debtor ceases to be an employee, officer or director of Secured Party.

     "ISSUER" means Rocky Mountain Chocolate Factory, Inc.

     "OTHER LIABLE PARTY" means any Person, other than Debtor who may now or may at any time hereafter be primarily or secondarily liable for any of the Secured Obligations or who may now or may at any time hereafter have granted to Secured Party a Lien upon any property as security for the Secured Obligations.

     "PLEDGED SHARES" has the meaning given it in Section 2.1(a).

     "SECURED OBLIGATIONS" shall have the meaning given it in Section 2.2.

     "UCC" means the Uniform Commercial Code in effect in the State of Colorado on the date hereof.

     Section 1.2 INCORPORATION OF DEFINITIONS; ATTACHMENTS. All terms used in this Agreement which are defined in the UCC and not otherwise defined herein shall have the meanings set forth therein. All exhibits or schedules which may be attached to this Agreement are a part hereof for all purposes.

     Section 1.3. AMENDMENT OF DEFINED INSTRUMENTS. Unless the context otherwise requires or unless otherwise provided herein, references in this Agreement to a particular agreement, instrument or document (including, but not limited to, references in Section 2.1) also refer to and include all renewals, extensions, amendments, modifications, supplements or restatements of any such agreement, instrument or document, provided that nothing contained in this Section shall be construed to authorize any Person to execute or enter into any such renewal, extension, amendment, modification, supplement or restatement.

     Section 1.4. REFERENCES AND TITLES. All references in this Agreement to Exhibits, Articles, Sections, subsections, and other subdivisions refer to the Exhibits, Articles, Sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivision are for convenience only and do not constitute any part of any such subdivision and shall be disregarded in construing the language contained in this Agreement. The words "this Agreement", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this Section" and "this subsection" and similar phrases refer only to the Sections or subsections hereof in which the phrase occurs. The word "or" is not exclusive, and the word "including" (in all of its forms) means "including without limitation". Pronouns in masculine, feminine and neuter gender shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa unless the context otherwise requires.

                           ARTICLE II -- SECURITY INTEREST

     Section 2.1. GRANT OF SECURITY INTEREST. As collateral security for all of the Secured Obligations, Debtor hereby pledges and assigns to Secured Party and grants to Secured Party a continuing security interest in and to all right, title and interest of the following:

     (a) PLEDGED SHARES. All of the following, whether now or hereafter existing, which are owned by Debtor or in which Debtor otherwise has any rights: the shares of stock described in Exhibit A hereto, all certificates representing any such shares, all options and other rights, contractual or otherwise, at any time existing with respect to such shares, and all dividends, cash, instruments and other property now or hereafter received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares (any and all such shares, certificates, options, rights, dividends, cash, instruments and other property being herein called the "Pledged Shares").

     (b) PROCEEDS.  All proceeds of any and all of the foregoing Collateral.

In each case, the foregoing shall be covered by this Agreement, whether Debtor's ownership or other rights therein are presently held or hereafter acquired and however Debtor's interests therein may arise or appear (whether by ownership, security interest, claim or otherwise).

     Section 2.2. SECURED OBLIGATIONS SECURED. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, indebtedness and liabilities, whether now existing or hereafter incurred or arising:

     (a) INDEBTEDNESS. The payment by Debtor, as and when due and payable, of amounts from time to time owing by Debtor under or in respect of the Note and this Agreement, and the due performance by Debtor of all of its other obligations under or in respect of the Note and this Agreement.

     (b) RENEWALS. All renewals, extensions, amendments, modifications, supplements, or restatements of or substitutions for any of the foregoing.

     As used herein, the term "Secured Obligations" refers to all present and future indebtedness, obligations, and liabilities of whatever type which are described above in this section, including any interest which accrues after the commencement of any case, proceeding, or other action relating to the bankruptcy, insolvency, or reorganization of the Debtor.

               ARTICLE III -- REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 3.1. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Secured Party as follows:

     (a) OWNERSHIP FREE OF LIENS. Debtor has good and marketable title to the Collateral free and clear of all liens, encumbrances or adverse claims, except for the security interest created by this Agreement. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except any which have been filed in favor of Secured Party relating to this Agreement.

     (b) NO CONFLICTS OR CONSENTS. Neither the ownership or the intended use of the Collateral by Debtor, nor the grant of the security interest by Debtor to Secured Party herein, nor the exercise by Secured Party of its rights or remedies hereunder, will
(i) conflict with any provision of (a) any domestic or foreign law, statute, rule or regulation, or (b) any agreement, judgment, license, order or permit applicable to or binding upon Debtor or Issuer, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Debtor except as expressly contemplated herein. No consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority, Issuer or third party is required in connection with the grant by Debtor of the security interest herein, or the exercise by Secured Party of its rights and remedies hereunder.

     (c) SECURITY INTEREST. Debtor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party as provided herein, free and clear of any lien, adverse claim, or encumbrance. This Agreement creates a valid and binding first priority security interest in favor of Secured Party in the Collateral, which security interest secures all of the Secured Obligations. The taking possession by Secured Party of all certificates, instruments and cash constituting Collateral from time to time will perfect, and establish the first priority of, Secured Party's security interest hereunder in the Collateral securing the Secured Obligations. No further or subsequent filing, recording, registration, other public notice or other action is necessary or desirable to perfect or otherwise continue, preserve or protect such security interest except for continuation statements or filings described in Section 3.2(b).

     (d) PLEDGED SHARES. Debtor has delivered to Secured Party all certificates evidencing Pledged Shares. All such certificates are valid and genuine and have not been altered. All shares and other securities constituting the Pledged Shares have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any Person or of any agreement by which Debtor or the Issuer thereof is bound. All documentary, stamp or other taxes or fees owing in connection with the issuance, transfer or pledge of Pledged Shares (or rights in respect thereof) have been paid. No restrictions or conditions exists with respect to the transfer, voting or control of any Pledged Shares.

     Section 3.2. AFFIRMATIVE COVENANTS. Unless Secured Party shall otherwise consent in writing, Debtor will at all times comply with the covenants contained in this Section 3.2 from the date hereof and so long as any part of the Secured Obligations is outstanding.

     (a) OWNERSHIP AND LIENS. Debtor will maintain good and marketable title to all Collateral free and clear of all liens, encumbrances or adverse claims, except for the security interest created by this Agreement. Debtor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Debtor will cause to be terminated any financing statement or other registration or instrument similar in effect covering all or any part of the Collateral, except any which have been filed in favor of Secured Party relating to this Agreement. Debtor will defend Secured Party's right, title and special property and security interest in and to the Collateral against the claims of any Person.

     (b) FURTHER ASSURANCES. Debtor will, at his expense and at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest; (ii) to enable
Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) to otherwise effect the purposes of this Agreement, including but not limited to: (A) executing and filing such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that Secured Party may request in order to perfect and preserve the security interest created or purported to be created hereby;
(B) delivering to Secured Party (upon request, to the extent not otherwise required hereunder to be delivered without request) all originals of chattel paper, documents or instruments which are from time to time included in the Collateral; and (C) furnishing to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

     (c) INSPECTION AND INFORMATION. Debtor will keep adequate records concerning the Collateral and will permit Secured Party and all representatives appointed by Secured Party, including independent accountants, agents, attorneys, appraisers and any other persons, to inspect the books and records of or relating to the Collateral at any time during normal business hours, and to make photocopies and photographs thereof, and to write down and record any information as such representatives shall obtain. Debtor will furnish to Secured Party any information which Secured Party may from time to time request concerning any covenant, provision or representation contained herein or any other matter in connection with the Collateral or Debtor's business, properties, or financial condition.

     (d) DELIVERY OF PLEDGED SHARES. All instruments and writings evidencing the Pledged Shares shall be delivered to Secured Party on or prior to the execution and delivery of this Agreement. All other instruments and writings hereafter evidencing or constituting Pledged Shares shall be delivered to Secured Party promptly upon the receipt thereof by or on behalf of Debtor. All such Pledged Shares shall be held by or on behalf of Secured Party pursuant hereto and shall be delivered in suitable form for transfer by delivery with any necessary endorsement or shall be accompanied by fully executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party.

     (e) PROCEEDS OF PLEDGED SHARES. If Debtor shall receive, by virtue of its being or having been an owner of any Pledged Shares, any (i) stock certificate (including any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reorganization, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spinoff or split-off), promissory note or other instrument or writing; (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Shares, or otherwise; (iii) dividends payable in cash (except such dividends permitted to be retained by Debtor pursuant to Section 4.8 hereof) or in securities or other property, or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, Debtor shall receive the same in trust for the benefit of Secured Party, shall segregate it from Debtor's other property, and shall promptly deliver it to Secured Party in the exact form received, with any necessary endorsement or appropriate stock powers duly executed in blank, to be held by Secured Party as Collateral.

     (f) STATUS OF PLEDGED SHARES. The certificates evidencing the Pledged Shares shall at all times be valid and genuine and shall not be altered. The Pledged Shares at all times shall be duly authorized, validly issued, fully paid, and non-assessable, and shall not be issued in violation of the preemptive rights of any Person or of any agreement by which Debtor or the Issuer thereof is bound and shall not be subject to any restrictions with respect to transfer, voting or control of such Pledged Shares, except as disclosed in Exhibit A.

     Section 3.3. NEGATIVE COVENANTS. Unless Secured Party shall otherwise consent in writing, Debtor will at all times comply with the covenants contained in this Section 3.3 from the date hereof and so long as any part of the Secured Obligations is outstanding.

     (a) TRANSFER OR ENCUMBRANCE. Debtor will not sell, assign (by operation of law or otherwise), transfer, exchange or otherwise dispose of any of the Collateral, nor will Debtor grant a Lien upon or execute, file or record any financing statement or other registration with respect to the Collateral, nor will Debtor allow any such Lien, financing statement, or other registration to exist or deliver actual or constructive possession of the Collateral to any other Person, other than Liens in favor of Secured Party.

     (b) IMPAIRMENT OF SECURITY INTEREST. Debtor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party's first priority security interest in any Collateral.

     (c) COMPROMISE OF COLLATERAL. Debtor will not adjust, settle, compromise, amend or modify any of its rights in the Collateral.

     (d) FINANCING STATEMENT FILINGS. Debtor recognizes that financing statements pertaining to the Collateral have been or may be filed where Debtor maintains any Collateral, has its records concerning any Collateral or has its chief executive office or chief place of business. Without limitation of any other covenant herein, Debtor will not cause or permit any change to be made in its name, identity or corporate structure, or any change to be made to a jurisdiction other than as represented in Section 3.1 hereof in (i) the location of any records concerning any Collateral or (ii) in the location of its chief executive office or chief place of business, unless Debtor shall have notified Secured Party of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action required by Secured Party for the purpose of further perfecting or protecting the security interest in favor of Secured Party in the Collateral. In any notice furnished pursuant to this subsection, Debtor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purposes of continuing perfection of Secured Party's security interest in the Collateral.

     (e) RESTRICTIONS ON PLEDGED SHARES. Debtor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any Pledged Shares.

                  ARTICLE IV -- REMEDIES, POWERS AND AUTHORIZATIONS

     Section 4.1. PROVISIONS CONCERNING THE COLLATERAL.

     (a) ADDITIONAL FILINGS. Debtor hereby authorizes Secured Party to file, without the signature of Debtor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral. Debtor further agrees that a carbon, photographic or other reproduction of this Security Agreement or of any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction Secured Party may deem appropriate.

     (b) POWER OF ATTORNEY. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact and proxy, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, from time to time in Secured Party's discretion, to take any action, and to execute or indorse any instrument, certificate or notice, which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement including any action or instrument: (i) to request or instruct each Issuer (and each registrar, transfer agent, or similar Person acting on behalf of each Issuer) to register the pledge or transfer of the Collateral to Secured Party; (ii) to otherwise give notification to any Issuer, registrar, transfer agent, financial intermediary, or other Person of Secured Party's security interests hereunder; (iii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (iv) to receive, indorse and collect any drafts or other instruments or documents; (v) to enforce any obligations included among the Collateral; and
(vi) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce, perfect, or establish the priority of the rights of Secured Party with respect to any of the Collateral. Debtor hereby acknowledges that such power of attorney and proxy are coupled with an interest, and are irrevocable.

     (c) PERFORMANCE BY SECURED PARTY. If Debtor fails to perform any agreement or obligation contained herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be payable by Debtor under Section 4.5.

     (d) COLLECTION RIGHTS. Secured Party shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify (or require Debtor to notify) any or all Persons (including any Issuer) obligated to make payments which are included among the Collateral (whether accounts, general intangibles, dividends, or otherwise) of the assignment thereof to Secured Party under this Agreement and to direct such obligors to make payment of all amounts due or to become due to Debtor thereunder directly to Secured Party and, upon such notification and at the expense of Debtor and to the extent permitted by law, to enforce collection thereof and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Debtor could have done. After Debtor receives notice that Secured Party has given (and after Secured Party has required Debtor to give) any notice referred to above in this subsection:

     (i) all amounts and proceeds (including instruments and writings) received by Debtor in respect of such rights to payments, accounts, or general intangibles shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of Debtor and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary indorsement) to be, at Secured Party's discretion, either (A) held as cash collateral and released to Debtor upon the remedy of all Events of Default, or (B) if any Event of Default shall have occurred and be continuing, applied as specified in Section 4.3, and

     (ii) Debtor will not adjust, settle or compromise the amount or payment of any such account or general intangible or release wholly or partly any account debtor or obligor thereof (including any Issuer) or allow any credit or discount thereon.

     Section 4.2. EVENT OF DEFAULT REMEDIES. If an Event of Default shall have occurred and be continuing, Secured Party may from time to time in its discretion, without limitation and without notice except as expressly provided below:

     (a) exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein, under the other Obligation Documents or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral);

     (b) require Debtor to, and Debtor hereby agrees that it will at its expense and upon request of Secured Party, promptly assemble all or part of the Collateral as directed by Secured Party and make it (together with all books, records and information of Debtor relating thereto) available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties;

     (c) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest created hereby by any available judicial procedure;

     (d) dispose of, at its office, on the premises of Debtor or elsewhere, all or any part of the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales may be made from time to time, and at any time, until all of the Collateral has been sold or until the Secured Obligations have been paid and performed in full), and at any such sale it shall not be necessary to exhibit any of the Collateral;

     (e) buy the Collateral, or any part thereof, at any public sale;

     (f) buy the Collateral, or any part thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

     (g) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Debtor hereby consents to any such appointment; and

     (h) at its discretion, retain the Collateral in satisfaction of the Secured Obligations whenever the circumstances are such that Secured Party is entitled to do so under the UCC or otherwise (provided that Secured Party shall in no circumstances be deemed to have retained the Collateral in satisfaction of the Secured Obligations in the absence of an express notice by Secured Party to Debtor that Secured Party has either done so or intends to do so).

Debtor agrees that, to the extent notice of sale shall be required by law, at least seven (7) days' notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     Section 4.3. APPLICATION OF PROCEEDS. If any Event of Default shall have occurred and be continuing, Secured Party may in its discretion apply any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral, to any or all of the following in such order as Secured Party may elect:

     (a) To the repayment of all costs and expenses, including reasonable attorneys' fees and legal expenses, incurred by Secured Party in connection with
(i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure of Debtor to perform or observe any of the provisions hereof;

     (b) To the payment or other satisfaction of any liens, encumbrances, or adverse claims upon or against any of the Collateral;

     (c) To the reimbursement of Secured Party for the amount of any obligations of Debtor paid or discharged by Secured Party pursuant to the provisions of this Agreement or the Note, and of any expenses of Secured Party payable by Debtor hereunder or under the Note.

     (d) To the satisfaction of any other Secured Obligations;

     (e) By holding the same as Collateral;

     (f) To the payment of any other amounts required by applicable law (including any provision of the UCC); and

     (g) By delivery to Debtor or to whomever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

     Section 4.4. DEFICIENCY. In the event that the proceeds of any sale, collection or realization of or upon Collateral by Secured Party are insufficient to pay all Secured Obligations and any other amounts to which Secured Party is legally entitled, Debtor shall be liable for the deficiency, together with interest thereon as provided in the Note or (if no interest is so provided) at such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees of any attorneys employed by Secured Party to collect such deficiency.

     Section 4.5. INDEMNITY AND EXPENSES. In addition to, but not in qualification or limitation of, any similar obligations under other Obligation
Documents:

     (a) Debtor will indemnify Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including enforcement of this Agreement), WHETHER OR NOT SUCH CLAIMS, LOSSES AND LIABILITIES ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED BY OR ARISE OUT OF SUCH INDEMNIFIED PARTY'S OWN NEGLIGENCE, except to the extent such claims, losses or liabilities are proximately caused by Secured Party's individual gross negligence or willful misconduct.

     (b) Debtor will upon demand pay to Secured Party the amount of any and all costs and expenses, including the reasonable fees and disbursements of Secured Party's counsel and of any experts and agents, which Secured Party may incur in connection with (i) the transactions which give rise to this Agreement, (ii) the preparation of this Agreement and the perfection and preservation of this security interest created under this Agreement, (iii) the administration of this Agreement; (iv) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral; (v) the exercise or enforcement of any of the rights of Secured Party hereunder; or (vi) the failure by Debtor to perform or observe any of the provisions hereof, except expenses resulting from Secured Party's gross negligence or willful misconduct.

     Section 4.6. NON-JUDICIAL REMEDIES. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Debtor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. In so providing for non-judicial remedies, Debtor recognizes and concedes that such remedies are consistent with the usage of trade, are responsive to commercial necessity, and are the result of a bargain at arm's length. Nothing herein is intended, however, to prevent Secured Party or Debtor from resorting to judicial process at its option.

     Section 4.7. OTHER RECOURSE. Debtor waives any right to require Secured Party to proceed against any other person, to exhaust any Collateral or other security for the Secured Obligations, or pursue any other remedy in Secured Party's power. Debtor further waives any and all notice of acceptance of this Agreement. Debtor authorizes Secured Party, without notice or demand, without any reservation of rights against Debtor, and without in any way affecting Debtor's liability hereunder or on the Secured Obligations, from time to time to
(a) take or hold any other property of any type from any other person as security for the Secured Obligations, and exchange, enforce, waive and release any or all of such other property, and (b) apply the

Collateral or such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine.

     Section 4.8. VOTING RIGHTS, DIVIDENDS, ETC. IN RESPECT OF PLEDGED SHARES.

     (a) So long as no Event of Default shall have occurred and be continuing:

          (i) Debtor may exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement; PROVIDED, HOWEVER, that Debtor will not exercise or refrain from exercising any such right, as the case may be, if Secured Party gives it notice that, in Secured Party's judgment, such action would have a material adverse effect on the value of the Pledged Shares or the benefits to Secured Party of its security interest hereunder;

          (ii) Debtor may receive and retain any and all dividends paid in respect of the Pledged Shares; PROVIDED, HOWEVER, that any and all

               (1) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Shares,

               (2) dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and

               (3) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Shares,

     shall be, and shall forthwith be delivered to Secured Party to hold as, Pledged Shares and shall, if received by Debtor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Debtor, and be forthwith delivered to Secured Party in the exact form received with any necessary endorsement or appropriate stock powers duly executed in blank, to be held by Secured Party as Collateral; and

          (iii) Secured Party will execute and deliver (or cause to be executed and delivered) to Debtor all such proxies and other instruments as Debtor may reasonably request for the purpose of enabling Debtor to exercise the voting and other rights which it is entitled to exercise pursuant to subsection (a)(i) of this section and to receive the dividends which it is authorized to receive and retain pursuant to subsection (a)(ii) of this section.

     (b) Upon the occurrence and during the continuance of an Event of Default:

          (i) all rights of Debtor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to subsection (a)(i) of this section shall, at the election of Secured Party, cease, and all such rights shall thereupon become vested in Secured Party which shall thereupon have the sole right to exercise such voting and consensual rights (to the extent permitted by applicable law);

          (ii) all rights of Debtor to receive and retain the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to subsection (a)(ii) of this section shall automatically cease, and all such rights shall thereupon become vested in Secured Party which shall thereupon have the sole right to receive and hold as Pledged Shares such dividends and interest payments;

          (iii) without limiting the generality of the foregoing, Secured Party may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Shares as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Shares upon the merger, consolidation, reorganization, recapitalization or other adjustment of the Issuer, or upon the exercise by the Issuer of any right, privilege or option pertaining to any Pledged Shares, and, in connection therewith, to deposit and deliver any and all of the Pledged Shares with any committee, depository, transfer, agent, registrar or other designated agent upon such terms and conditions as it may determine; and

          (iv) all dividends and interest payments which are received by Debtor contrary to the provisions of subsection (b)(ii) of this section shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Debtor, and shall be forthwith paid over to Secured Party as Pledged Shares in the exact form received, to be held by Secured Party as Collateral.

     Section 4.9. PRIVATE SALE OF PLEDGED SHARES. Debtor recognizes that Secured Party may deem it impracticable to effect a public sale of all or any part of the Pledged Shares and that Secured Party may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof, except as permitted by applicable securities laws. Debtor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to delay sale of any such securities for the period of time necessary to permit the Issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended. Debtor further acknowledges and agrees that any offer to sell such securities which has been (a) publicly advertised on a BONA FIDE basis in a newspaper or other publication of general circulation in the financial community of Denver, Colorado (to the extent that such an offer may be so advertised without prior registration under the Securities Act), or (b) made privately in the manner described above to not less than fifteen (15) BONA FIDE offerees shall be deemed to involve a "public sale" for purposes of the UCC (or any successor or similar, applicable statutory provision) as then in effect in the State of Colorado, notwithstanding that such sale may not constitute a "public offering" under the Securities Act of 1933, as amended, and that Secured Party may, in such event, bid for the purchase of such securities.

                             ARTICLE V. -- MISCELLANEOUS

     Section 5.1. NOTICES. Any notice or communication required or permitted hereunder shall be given in writing, sent by (a) personal delivery, (b) expedited delivery service with proof of delivery, (c) registered or certified United States mail, postage prepaid, or (d) telegram, fax or telex, addressed to the appropriate party as follows:

     To Debtor:          __________________________
                         __________________________

     To Secured Party:   265 Turner Drive
                         Durango, Colorado 81301
                         Fax:  970/259.5895

or to such other address or to the attention of such other individual as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of telegram, telex or fax, upon receipt.

     Section 5.2. AMENDMENTS. No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by Debtor and Secured Party, and no waiver of any provision of this Agreement, and no consent to any departure by Debtor therefrom, shall be effective unless it is in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given and to the extent specified in such writing.

     Section 5.3. PRESERVATION OF RIGHTS. No failure on the part of Secured Party to exercise, and no delay in exercising, any right hereunder or under any other Obligation Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. Neither the execution nor the delivery of this Agreement shall in any manner impair or affect any other security for the Secured Obligations. The rights and remedies of Secured Party provided herein and in the Note are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.

     Section 5.4. UNENFORCEABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 5.5. SURVIVAL OF AGREEMENTS. All representations and warranties of Debtor herein, and all covenants and agreements herein shall survive the execution and delivery of this Agreement, the execution and delivery of the Note and the creation of the Secured Obligations.

     Section 5.6. BINDING EFFECT AND ASSIGNMENT. This Agreement creates a continuing security interest in the Collateral and (a) shall be binding on Debtor and his estate, personal representatives, heirs, executors, administrators, successors and permitted assigns and (b) shall inure, together with all rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer any or all of its rights under this Agreement and the Note to any other person, and such other person shall thereupon become vested with all of the benefits in respect thereof granted to Secured Party, herein or otherwise. None of the rights or duties of Debtor hereunder may be assigned or otherwise transferred without the prior written consent of Secured Party.

     Section 5.7. TERMINATION. Upon the satisfaction in full of the Secured Obligations, and upon written request for the termination hereof delivered by Debtor to Secured Party, this Agreement and the security interest created hereby shall terminate and all rights to the Collateral shall revert to Debtor.
Secured Party will, upon Debtor's request and at Debtor's expense, (a) return to Debtor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof; and (b) execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

     Section 5.8. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado applicable to contracts made and to be performed entirely within such State, except as required by mandatory provisions of law and except to the extent that the perfection and the effect of perfection or non-perfection of the security interest created hereunder, in respect of any particular collateral, are governed by the laws of a jurisdiction other than such State.

     Section 5.9. COUNTERPARTS. This Agreement may be separately executed in any number of counterparts, all of which when so executed shall be deemed to constitute one and the same Agreement.

     IN WITNESS WHEREOF, Debtor has caused this Agreement to be executed and delivered this Agreement by its officer thereunto duly authorized, as of the date first above written.


                                       _________________________________
                                       [_______________________]

                                                                      EXHIBIT A



                      DESCRIPTION OF INTERESTS IN ISSUERS

8,000 shares of common stock, par value $.03 per share, of Rocky Mountain Chocolate Factory, Inc., evidenced by Certificate No.____________.

                                  Schedule to
                          Form of Promissory Note and
                             Stock Pledge Agreement

     Each of the following officers or directors of the Registrant has made a Promissory Note and executed a related Stock Pledge Agreement, in the foregoing forms, in favor of the Registrant:

     Edward L. Dudley
     Clifton W. Folsom
     Gary S. Hauer
     Bryan J. Merryman
     Lee N. Mortenson